UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2008

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 602-244-6600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 12, 2008, ON Semiconductor Corporation (“ON”) and AMIS Holdings, Inc. (“AMIS”) announced in a joint news release that stockholders of both ON and AMIS have voted in favor of ON’s proposed acquisition of AMIS in a stock-for-stock merger. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibit.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	News release dated March 12, 2008 of ON Semiconductor Corporation and AMIS Holdings, Inc. entitled “ON Semiconductor Corporation and AMIS Holdings, Inc. Stockholders Approve Merger”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2008	ON SEMICONDUCTOR CORPORATION
(Registrant)

	By:	/s/ George H. Cave
George H. Cave
Senior Vice President, General Counsel,
Chief Compliance and Ethics Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated March 12, 2008 of ON Semiconductor Corporation and AMIS Holdings, Inc. entitled “ON Semiconductor Corporation and AMIS Holdings, Inc. Stockholders Approve Merger”

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